                                                                    Exhibit 99.4

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

     THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement") is made
this      day of           , 2003, by and among Bank of America, N.A., a
     ----        ----------
national banking association (together with its successors and assigns are hereinafter referred to as the "Senior Lender"), Pequot Private Equity Fund III, L.P., a Delaware limited partnership, and Pequot Offshore Private Equity Partners III, L.P., a Delaware limited partnership (together with their successors and assigns are hereinafter referred to as the "Junior Lender"), and Analex Corporation, a Delaware corporation ("Analex"), and the subsidiaries of Borrower identified on the signature pages hereto ("Subsidiary Guarantors," and, together with Analex, separately and collectively, "Borrower").

                                    RECITALS

     A. Analex is indebted to Junior Lender for a loan (the "Junior Loan") in the aggregate principal amount of $10,000,000, which indebtedness is evidenced by secured subordinated promissory notes (collectively, the "Junior Note") made by Borrower and payable to Junior Lender. The Subsidiary Guarantors have guaranteed payment of the Junior Indebtedness.

     B. Analex has executed those certain promissory notes (collectively, the "Senior Note") with aggregate principal balances totaling $11,500,000.00 in favor of Senior Lender, payable with interest and upon the terms and conditions described therein, evidencing a loan (the "Senior Loan"), which Senior Note is secured by, among other things, a security interest (as the same may be hereafter amended, extended, restated, supplemented, increased, consolidated, renewed or otherwise modified or replaced from time to time, the "Senior Lien") covering certain personal property more particularly described on Schedule A attached hereto and made a part hereof (the "Collateral"). The Subsidiary Guarantors have guaranteed payment of the Senior Indebtedness.

     C. The Senior Lender is unwilling to permit the indebtedness evidenced by the Junior Note and to continue the Senior Loan unless the rights of the Junior Lender under the Junior Loan Documents (hereinafter defined) are, among other things, limited such that (i) the Junior Lender can only take action against the Borrower or the Collateral to the extent provided herein while the Senior Loan remains unpaid, (ii) the Junior Lender can only take actions to delay refinance, foreclosure or collection of the Senior Loan to the extent provided herein, and
(iii) the Senior Lender will control the disposition of the Junior Lender's claims against the Borrower and the Collateral in the event of the Borrower's bankruptcy or debtor reorganization proceedings to the extent provided herein.

     D. The Senior Lender and the Junior Lender have agreed that the Junior Loan Documents are to be subordinated such that, among other things, they will provide only the rights provided herein for payment to and enforcement by the Junior Lender until such time as the Borrower owns the Collateral free and clear of the Senior Loan Documents (hereinafter defined) and the Senior Loan has been repaid.

                                                                    Exhibit 99.4

     E. In consideration of the consent by the Senior Lender to the issuance by Analex of the Junior Note and the execution and delivery by the Senior Lender of the Fourth Amendment to Credit Agreement substantially in the form attached hereto, Junior Lender is willing to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the Senior Lender and the Junior Lender hereby covenant and agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     Section 1.01. Definitions. Unless otherwise defined herein, all capitalized terms used herein and defined in the Senior Loan Documents are used herein as therein defined. The following terms shall have the meanings herein specified unless the context otherwise requires (such meanings to apply to such terms in both the singular and plural forms):

     "Agreement" means this Intercreditor and Subordination Agreement dated as of July 16, 2003 by and among the Senior Lender, the Junior Lender and the Borrower.

     "Collateral" shall have the meaning provided in the second recital.

     "Enforcement Action" means the commencement of the exercise of any remedies against Borrower to enforce the Junior Loan under the Junior Loan Documents including, without limitation, the commencement of any litigation or proceeding, including the commencement of any foreclosure proceeding, the exercise of any power of sale, the sale by advertisement, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, any of the Collateral, but specifically excludes (a) requests and demands made upon Borrower by delivery of notices to Borrower and the cure by the Junior Lender of any Default by Borrower under the Senior Loan Documents as provided herein, (b) assertion or enforcement of any right of the Junior Lender to receive payment from proceeds of a foreclosure sale of any Collateral incident to foreclosure of the liens or security interests of the Senior Loan Documents which may remain after payment of costs and expenses of such foreclosure and payment and satisfaction in full of the Senior Indebtedness and (c) the filing of claims in any Insolvency Proceeding concerning Borrower as may be required to protect and preserve the right of the Junior Lender to participate in such Insolvency Proceeding as creditor and to participate in distributions of assets of Borrower in said Insolvency Proceeding with respect to the Junior Indebtedness after payment and satisfaction in full of the Senior Indebtedness, but subject in all respects to the rights of the Senior Lender under and as provided in this Agreement and without in any way impairing or affecting the right of the Senior Lender to require performance and observance by the Junior Lender of or the obligations of the Junior Lender to perform and observe the covenants, undertakings and agreements of the Junior Lender under and as provided in this Agreement.

                                                                    Exhibit 99.4

     "Insolvency Proceeding" means any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et. seq.) or any other insolvency, liquidation, reorganization or other similar proceeding concerning Borrower, any action for the dissolution of Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of Borrower, for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of Borrower or any other action concerning the adjustment of the debts of Borrower, the cessation of business by Borrower, except following a sale, transfer or other disposition of all or substantially all of the assets of Borrower in a transaction permitted under the Senior Loan Documents.

     "Junior Indebtedness" shall mean, collectively, all of the indebtedness of the Borrower for borrowed money, including interest thereon and any other amounts payable in respect thereof or in connection therewith, evidenced by:

          (a)  the Junior Note; and

          (b)  the Note Purchase Agreement.

     "Junior Loan" shall have the meaning provided in the first recital.

     "Junior Loan Documents" shall mean the Junior Note and the Note Purchase Agreement and any and all instruments, documents and agreements now or hereafter evidencing, securing or guarantying the Junior Indebtedness.

     "Junior Note" shall have the meaning provided in the first recital.

     "Note Purchase Agreement" shall mean that certain Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement dated July 18, 2003 by and among the Junior Lender and Analex.

     "Plan Voting Rights" means, with respect to any Person, the rights of such Person to vote to approve or reject any plan of reorganization in respect of the Borrower in an Insolvency Proceeding.

     "Senior Indebtedness" shall mean, collectively, all of the indebtedness, liabilities and obligations of Borrower evidenced by the Senior Note and all amounts due or to become due pursuant to the Senior Loan Documents.

     "Senior Lien" shall have the meaning provided in the second recital.

     "Senior Loan" shall have the meaning provided in the second recital.

     "Senior Loan Documents" shall mean the Senior Note, the Senior Lien and any and all instruments, documents and agreements now or hereafter evidencing, securing or guarantying the Senior Indebtedness.

                                                                    Exhibit 99.4

     "Senior Note" shall have the meaning provided in the second recital.

                                    ARTICLE 2

                       SUBORDINATION; STANDSTILL; PAYMENTS

     Section 2.01. Subordination. Except as set forth in Section 2.05, the Junior Lender hereby agrees that the Junior Indebtedness is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Indebtedness. Except as specifically provided in
Section 2.05 hereof, no payment shall be made by or on behalf of the Borrower for or on account of any Junior Indebtedness, and the Junior Lender shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Junior Indebtedness, unless and until the Senior Indebtedness shall have been paid in full.

     Section 2.02. Standstill; Limitation on Junior Lender Rights. (a) Notwithstanding Junior Lender's rights under applicable law or any provision of the Junior Loan Documents to the contrary, the Junior Lender hereby acknowledges and agrees that it shall not (A) accelerate the Junior Indebtedness or any portion thereof, or (B) take any Enforcement Action until, in any such case, the earlier of (i) the satisfaction in full of the Senior Indebtedness or (ii) the acquisition of the Senior Indebtedness by the Junior Lender. Junior Lender hereby waives any right it may have to require that the Senior Lender marshal any assets of Borrower in favor of the Junior Lender and the Junior Lender agrees that it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any of the Collateral or the proceeds therefrom that is or may be prior to any Senior Loan Document.

     (b) Until the earlier of (i) the satisfaction in full of the Senior Indebtedness or (ii) the acquisition of the Senior Indebtedness by the Junior Lender, the Junior Lender hereby covenants and agrees that it will not acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against Borrower, under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Borrower or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of Borrower.

     Section 2.03. Non-Interference by Junior Lender. Until such time as the Junior Lender is permitted to take an Enforcement Action in accordance with the terms of Section 2.02 or Section 2.05, the Junior Lender shall not institute any judicial or administrative proceeding against Borrower or the Senior Lender which directly or indirectly would interfere with or delay the exercise by the Senior Lender of its rights and remedies in respect of the Collateral or any part thereof or under the Senior Loan Documents or this Agreement. Without limiting the generality of the foregoing, in the event of a bankruptcy or insolvency of Borrower, the Junior Lender shall not object to or oppose any

                                                                    Exhibit 99.4

efforts by the Senior Lender to obtain relief from the automatic stay under
Section 362 of the United States Bankruptcy Code or to seek to cause such entity's bankruptcy estate to abandon the Collateral (or any portion thereof) that is subject to the Senior Lien.

     Section 2.04. Assignment of Voting Rights. The Junior Lender hereby absolutely, irrevocably and unconditionally assigns and sets over to the Senior Lender all of the Junior Lender's Plan Voting Rights in any Insolvency Proceeding respecting Borrower.

     Section 2.05. Payments on Junior Indebtedness. (a) Except as otherwise provided in Section 2.05(b), as long as no Event of Default has occurred and is continuing under the Senior Lien or other Senior Loan Documents or would occur as a result of any such payment (taking into account scheduled payments of interest and prepayments of principal), the Junior Lender may receive and retain quarterly payments of interest and payments of principal (including prepayments) on the Junior Indebtedness pursuant to the Junior Note from Borrower.

     (b) If any such Event of Default (other than an Event of Default arising from the failure to pay any sum of money, including principal (whether due upon acceleration of maturity or otherwise), interest, fees, expenses or any other amount or an Event of Default arising from a cross-default with respect to the Junior Indebtedness which has not been waived by the Junior Lender) shall have occurred and be continuing, and if the Senior Lender has not waived such Event of Default or fails to exercise any of its remedies (other than requests and demands made upon Borrower by delivery of notices to Borrower) against Borrower within 180 days after Senior Lender has given notice of such Event of Default to Junior Lender pursuant to Section 3.01, Junior Lender may receive and retain quarterly payments of interest and payments of principal (including prepayments but excluding any principal payment the maturity of which has been accelerated) on the Junior Indebtedness pursuant to the Junior Note from Borrower and Junior Lender may undertake any Enforcement Action against Borrower, provided that any money or other property collected or received by Junior Lender pursuant to such Enforcement Action in excess of what the Junior Lender is entitled to pursuant to the Junior Loan Documents and this Section 2.05 (excluding any principal payment the maturity of which has been accelerated) shall be applied to the Senior Indebtedness until the Senior Indebtedness is satisfied in full. If Senior Lender exercises any remedy against Borrower with respect to the Senior Indebtedness, Junior Lender may exercise the same remedy against Borrower with respect to the Junior Indebtedness, provided that any money or other property collected or received by Junior Lender pursuant to the exercise of such remedy shall be applied to the Senior Indebtedness until the Senior Indebtedness is satisfied in full. Notwithstanding the foregoing, during any 360-day period, the aggregate number of days during which payments to and Enforcement Action by Junior Lender may be blocked as a result of any one such Event of Default and the failure of the Senior Lender to exercise its remedies shall not exceed 180 days.

     Section 2.06. Distributions Held in Trust. If the Junior Lender shall receive any cash distributions in respect of, or other proceeds of, the Collateral (including, without limitation, (i) any distribution arising directly or indirectly from any lien of the Senior Lender being avoided, declared to be fraudulent, or otherwise set aside under the provisions of any law governing fraudulent conveyances or transfers, and (ii) any distribution arising directly or indirectly by reason of or in

                                                                    Exhibit 99.4

connection with an Insolvency Proceeding), in excess of what the Junior Lender is entitled to pursuant to the Junior Loan Documents and Section 2.05 (or would have been entitled to if such Insolvency Proceeding had not occurred or if any such lien had not been avoided, declared to be fraudulent, or otherwise set aside under the provisions of any law governing fraudulent conveyances or transfers), the Junior Lender shall hold the same in trust, as trustee, for the benefit of the Senior Lender and shall promptly deliver the same to or at the direction of the Senior Lender, for the benefit of the Senior Lender in precisely the form received (except for the endorsement or assignment thereof by such Junior Lender without recourse or warranty), it being understood that it is the intention of the parties that until the Senior Indebtedness (without regard to any modifications thereof arising by reason of or in connection with an Insolvency Proceeding) is repaid in full, the Senior Lender shall receive all proceeds relating to any realization upon, distribution in respect of or interest in any of the Collateral as and to the extent set forth in the Senior Loan Documents. In the event the Junior Lender fails to make any such endorsement or assignment, the Senior Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

                                    ARTICLE 3

                               NOTICE OF DEFAULT;
                         SUBSTITUTE PERFORMANCE CONSENT;
                       JUNIOR LENDER RIGHTS; REINSTATEMENT

     Section 3.01. Notice of Default. In the event of an Event of Default under any Senior Loan Document, the Senior Lender will provide to the Junior Lender a copy of any related notice of default delivered to Borrower, and such notice shall be sent to the Junior Lender in the manner provided for in Section 5.01. In the event of an "Event of Default" (as defined in the Note Purchase Agreement) under any Junior Loan Document, the Junior Lender will provide to the Senior Lender a copy of any related notice of default delivered to Borrower and such notice shall be sent to the Senior Lender in the manner provided for in
Section 5.01.

     Section 3.02. Performance by the Junior Lender; Waiver of Subrogation. The Senior Lender shall accept performance by the Junior Lender of any of the obligations of Borrower within the cure period, if any, set forth in the Senior Loan Documents as though performed by Borrower but the Junior Lender shall have no obligation to so perform. Notwithstanding any such performance by the Junior Lender of any such obligations of Borrower, the Junior Lender hereby absolutely and irrevocably waives, to the fullest extent permitted by applicable law, any rights it may have, by contract, at law or in equity, to be subrogated to the Senior Lender's rights against Borrower under the Senior Loan Documents or to the Senior Lender's liens on any of the Collateral until payment in full of the Senior Indebtedness or acquisition of the Senior Indebtedness by the Junior Lender.

     Section 3.03. Consent by the Junior Lender. The Junior Lender hereby consents and agrees that any lawful action taken by or on behalf of the Senior Lender in the exercise of the Senior Lender's rights and/or remedies under the Senior Loan Documents (including, without limitation, any foreclosure or acquisition of title to the Collateral or any part thereof by deed in lieu of foreclosure or otherwise) are hereby deemed to be consented to and approved by the Junior Lender in all respects.

                                                                    Exhibit 99.4

     Section 3.04. Junior Lender Rights. (a) The provisions of this Agreement shall not affect the rights of Junior Lender (i) to convert the Junior Notes to equity of Borrower and (ii) as shareholders of the Borrower either generally or under the Borrower's Stockholders' Voting Agreement dated as of July 16, 2003.

     (b) Subject to the terms of this Agreement, the Senior Lender agrees to enter into a control agreement with the collateral agent for the Junior Lender with respect to all accounts of the Borrower held by the Senior Lender.

     (c) Promptly following payment in full of the Senior Indebtedness or acquisition of the Senior Indebtedness by the Junior Lender, the Senior Lender agrees to transfer to the collateral agent for the Junior Lender all stock certificates of Subsidiaries of Borrower and any other Collateral held by Senior Lender. Borrower hereby consents to such transfer by the Senior Lender. This
Section 3.04(c) shall survive the termination of this Agreement pursuant to
Section 5.10(b).

     Section 3.05 Reinstatement. Junior Lender agrees that if at any time all or any part of any payment theretofore applied to pay the Senior Indebtedness is, or must be, rescinded or returned for any reasons whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Borrower, this Agreement shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and this Agreement shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                                    ARTICLE 4

                    ADDITIONAL REPRESENTATIONS AND COVENANTS
                              OF THE JUNIOR LENDER

     Section 4.01. Representations and Covenants. The Junior Lender hereby further represents, warrants, covenants and agrees with the Senior Lender as follows:

          (a) Without limiting the generality of any other provisions of this Agreement, the Senior Lender may at any time and from time to time without the consent of, or notice to the Junior Lender, and without incurring responsibility to the Junior Lender:

               (1) change the manner, place or terms of payment or performance of, and/or change or extend the time of payment or performance of, renew or alter, any portion of the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, any security therefor, or any liability incurred directly or indirectly in respect thereof;

               (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or

                                                                    Exhibit 99.4

          mortgaged to secure, or howsoever securing, the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, or any liabilities incurred directly or indirectly in respect thereof, and/or any offset thereagainst;

               (3) exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

               (4) settle or compromise any portion of the Senior Indebtedness or any other obligations of any Person evidenced or secured by the Senior Loan Documents, any security therefor or any liability incurred directly or indirectly in respect thereto;

               (5) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to the Senior Lender regardless of what liability or liabilities of Borrower remain unpaid or unperformed; and/or

               (6) consent to or waive any breach of, or any act, omission or default under, any of the Senior Loan Documents, or otherwise amend, modify or supplement any of the Senior Loan Documents or any other instruments or agreements executed and delivered in connection therewith or otherwise relating thereto.

          (b) The Junior Lender hereby makes the following representations and warranties to the Senior Lender as of the date hereof:

               (1) The Junior Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Junior Lender, duly executed and delivered by Junior Lender and constitutes valid and binding obligations of Junior Lender enforceable against Junior Lender in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (2) Neither the execution, delivery or performance by Junior Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Junior Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which the Junior Lender is a party or by which it or any of

                                                                    Exhibit 99.4

          its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of the Junior Lender.

               (3) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
          (i) the execution, delivery and performance by the Junior Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to the Junior Lender.

          (c) The Senior Lender hereby makes the following representations and warranties to the Senior Lender as of the date hereof:

               (1) The Senior Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Senior Lender, duly executed and delivered by Senior Lender and constitutes valid and binding obligations of Senior Lender enforceable against Senior Lender in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (2) Neither the execution, delivery or performance by Senior Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Senior Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which the Senior Lender is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of the Senior Lender.

               (3) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
          (i) the execution, delivery and performance by the Senior Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to the Senior Lender.

                                                                    Exhibit 99.4

                                    ARTICLE 5

                                  MISCELLANEOUS

     Section 5.01. Notices. All notices requested hereunder or pertaining hereto shall be in writing, shall be deemed delivered and effective upon the earlier of
(a) delivery, or (b) refusal of the addressee to accept delivery or failure of delivery after at least one attempt, in each case under this clause (b) as such events are recorded in the ordinary business records of the delivery entity, if such notice is sent by a nationally recognized express courier service, with all charges prepaid or charged to the sender's account, or by United States Mail, certified or registered, return receipt requested, and with all postage and other charges prepaid, in either case to the applicable addresses as set forth in this Agreement, and shall be addressed as follows:

If to Senior Lender:   Bank of America, N.A.
                       8300 Greensboro Drive
                       McLean, Virginia  22012
                       Attn: Ms. Jessica Tencza

If to Junior Lender:   c/o Pequot Capital Management, Inc.
                       500 Nyala Farm Road
                       Westport, Connecticut 06880
                       Attention: Amber Tencic

                       with a copy to:

                       Aryeh Davis
                       c/o Pequot Capital Management, Inc.
                       153 East 53rd Street
                       New York, New York 10022

                       with an additional copy to:

                       Dewey Ballantine LLP
                       1301 Avenue of the Americas
                       New York, NY 10019-6092
                       Attention: E. Ann Gill

or to each such party at such other addresses as such party may designate in a written notice to the other parties.

     Section 5.02. Modification. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in

                                                                    Exhibit 99.4

writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 5.03. Governing Law; Arbitration: Waiver of Jury Trial; Limitation of Liability.

          (a)  Governing Law.

               THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

          (b)  Arbitration; Jury Trial Waiver.

               (i) THIS PARAGRAPH CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN JUNIOR LENDER OR BORROWER (EACH A "PARTY") AND SENIOR LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (I) THIS AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR
                    (II) ANY DOCUMENT RELATED TO THIS AGREEMENT (COLLECTIVELY A "CLAIM");

               (ii) AT THE REQUEST OF ANY PARTY OR SENIOR LENDER, ANY CLAIM
                    SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U.S. CODE) (THE "ACT"). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE;

               (iii) ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE
                    WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF ("JAMS"), AND THE TERMS OF THIS PARAGRAPH. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL;

               (iv) THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED
                    IN ANY U.S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS AGREEMENT IS LOCATED OR

                                                                    Exhibit 99.4

                    IF THERE IS NO SUCH COLLATERAL, IN THE COMMONWEALTH OF VIRGINIA. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY OR SENIOR LENDER, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED;

               (v) THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT;

               (vi) THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF ANY PARTY OR
                    SENIOR LENDER TO: (I) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A

                                                                    Exhibit 99.4

                    RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES; AND

               (vii) BY AGREEING TO BINDING ARBITRATION, THE PARTIES AND SENIOR
                    LENDER IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES AND LENDER IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES AND LENDER ENTERING INTO THIS AGREEMENT.

          (b)  Limitation of Liability.

               TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY PARTY AGAINST THE SENIOR LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF IT FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY). EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

     Section 5.04. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed one instrument.

     Section 5.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Junior Lender and the Senior Lender and their respective successors and assigns, including, as to the Senior Lender, without limitation, any holder of the Senior Note and any Affiliate

                                                                    Exhibit 99.4

of the Senior Lender which acquires all or part of the Collateral by any sale, assignment or foreclosure under the Senior Lien, by deed or other assignment in lieu of foreclosure, or otherwise.

     Section 5.06. No Third Party Beneficiaries. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person other than the Senior Lender and the Junior Lender.

     Section 5.07. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction and this Agreement shall be interpreted to carry out the intentions of the parties to the greatest extent possible.

     Section 5.08. No Waiver.

     (a) No waiver shall be deemed to be made by the Senior Lender of any of its rights hereunder, or under the Senior Loan Documents, unless the same shall be in writing and signed by the Senior Lender, and each waiver, if any, shall be a waiver only with respect to the specific instances involved and shall in no way impair the rights of the Senior Lender in any other respect or at any other time.

     (b) No waiver shall be deemed to be made by the Junior Lender of any of its rights hereunder, or under the Junior Loan Documents, unless the same shall be in writing and signed by the Junior Lender, and each waiver, if any, shall be a waiver only with respect to the specific instances involved and shall in no way impair the rights of the Junior Lender in any other respect or at any other time.

     Section 5.09. Agreement by Borrower. By its execution of this Agreement, Borrower agrees to be bound by the terms hereof, to observe the lien priorities and the priorities of payments set forth herein and to conduct its affairs consistently with the terms hereof.

     Section 5.10. Termination. This Agreement shall terminate upon the earliest of (a) the conversion of all of the Junior Notes to equity of Analex, (b) payment in full of the Senior Indebtedness or acquisition of the Senior Indebtedness by the Junior Lender and (c) payment in full of the Junior Notes.

                            (Signature Page Follows)

                                                                    Exhibit 99.4

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SENIOR LENDER:                          Bank of America, N.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


JUNIOR LENDER:                          Pequot Private Equity Fund III, L.P.

                                        By:  Pequot Capital Management, Inc.,
                                             its Investment Manager


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Pequot Offshore Private Equity Partners
                                        Fund III, L.P.

                                        By:  Pequot Capital Management, Inc.,
                                             its Investment Advisor


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


BORROWER:                               Analex Corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Advanced Biosystems, Inc.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------

                                                                    Exhibit 99.4

                                        Title:
                                              ----------------------------------


                                        SyCom Services, Inc.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------